                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): October 7, 1998
                                                  ---------------

                       Home Security International, Inc.
              --------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                       333-26399               98-0169495
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File number)          Identification No.)



Level 7, 77 Pacific Highway
North Sydney, NSW Australia                           2060
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(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code: (011) (612) 9936-2424
                                                    ---------------------



                    ____________________________________________________________
                    Former name or former address, if changed since last report
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Item 5. Acquisition of Assets
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     As of September 30, 1998, Home Security International, Inc. ("HSI" or the
"Company") executed an amendment to the Stock Purchase Agreement, dated as of July 17, 1998, ("Purchase Agreement") through which the Company will acquire 100% of the issued and outstanding stock (the "IIHSL Shares") of Integrated International Home Security Limited ("IIHSL"), a British Virgin Islands company that owns 75.04% of the issued and outstanding common stock of Ness Security Products Pty Ltd., and Australian company, a leading designer and manufacturer of security alarm products in Australia and the Company's sole supplier of its SecurityGuard alarm (the "Transaction").

     Pursuant to the Purchase Agreement, the Company agreed to pay aggregate consideration consisting of: (i) 400,000 shares of the Company's common stock, $.001 par value per share ("HSI Common Stock"); (ii) a five year convertible warrant to purchase 360,000 shares of HSI Common Stock at an exercise price of $13.00; (iii) cash in the amount of $2,426,000 ($126,000 paid concurrent with the execution of the Purchase Agreement and $2,300,000 to be paid upon closing of the Transaction); (iv) a promissory note, secured by the IIHSL Shares, in the amount of $9,098,000, payable in installments of $400,000 on each of June 30, 1999 and December 31, 1999, respectively, with the balance of the note due on June 30, 2000 ("Note"); and, (v) a non-refundable re-negotiation fee of $200,000. If any portion of the principal amount of the Note is still outstanding on October 1, 1999, the Company shall issue an additional five year warrant to purchase 200,000 shares of HSI Common Stock at an exercise price of $13.00 per share. Likewise, if any portion of the principal amount of the Note is still outstanding on January 1, 2000, the Company shall issue an additional five year warrant to purchase 200,000 shares of HSI common stock at an exercise price of $13.00 per share.

     A copy of the Purchase Agreement was previously filed as an exhibit to the Company's Registration Statement on Form S-1 (Registration No. 333-54921), filed with the Securities and Exchange Commission on July 20, 1998, and is hereby incorporated by reference. A copy of the press release of the Company, dated October 6, 1998, is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

          (c) Exhibits. The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

          99   Press Release of the Company dated October 7, 1998.
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                       HOME SECURITY INTERNATIONAL, INC.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this 8-K report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              HOME SECURITY INTERNATIONAL, INC.


                              By:_____________________________________________
                                    Bradley D. Cooper
                                    Chairman and Chief Executive Officer
                                    (Principal Executive Officer)



                              By:_____________________________________________
                                    Mark Whitaker
                                    Vice President of Finance and Treasurer
                                    (Principal Financial and Accounting Officer)


Dated: October 7, 1998
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                                 INDEX

Exhibit
Number     Description of Document
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
99         Press Release of the Company Dated October 7, 1998